Exhibit 10.1 2020 Short Term Incentive Program (STIP) Plan Provision Terms of the Plan Program Participation . Section 16 Officers . All exempt, non‐exempt and hourly employees eligible for variable compensation Financial Objectives . Corporate – Adjusted EBITDA, Adjusted Cash Flow . Division – Adjusted EBITDA, Adjusted Cash Flow, Working Capital Non‐Financial Objectives . For both Corporate and Divisions includes Safety and Environmental objectives Weighting . Corporate – Adjusted EBITDA (65%); Cash Flow (15%); Non‐Financial (20%) . Divisions – Adjusted EBITDA (65%); Cash Flow (15%); Non‐Financial (20%) Target Setting . Adjusted EBITDA Target set by averaging prior year actual performance and current year budget . Cash Flow Target is equal to current year budget . Working Capital Target is equal to current year budget Leverage . Threshold – 75% . Maximum – 125% . No individual award may exceed 200% of target (applies to all participants including Officers) Financial Objectives Payouts . Financial objectives at Threshold payout is 50%  . Financial objectives below Threshold payout is Zero  . If Adjusted EBITDA is less than Threshold, all financial payouts are discretionary . Payout at Maximum for financial objectives is 160%, based on weighting . Payouts scale down 2.0% for every 1% below target; Scale up 4.0% for every 1% above target  Non‐Financial Objectives Payouts . Payout on achievement of Non‐Financial Objectives is independent of performance on Financial  Objectives    . Payout at 100% achievement of Non‐Financial Objectives is 20% Page 1

2020 Short Term Incentive Program (STIP) Financial Objectives Payout Scale (Example) Total Payout On  Target Achievement Payout Percentage Financial Targets after Weighting Below 75% 0% 0% 75% 50% 40% 80% 60% 48% 85% 70% 56% 90% 80% 64% 95% 90% 72% 100% 100% 80% 105% 120% 96% 110% 140% 112% 115% 160% 128% 120% 180% 144% 125% 200% 160% Note:  This scale will be applied to each financial objective independently.  However, if Adjusted EBITDA is less than Threshold (75% of Target),  then all financial payouts are discretionary with the Compensation Committee.   Page 2